SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2011 (December 31, 2010)

VICTORY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20341 Irvine Avenue, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 480-0305

2677 N. Main Street, Suite 360, Santa Ana, California 92705

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 31, 2010, Victory Energy Corporation (the “Company”) entered into a Loan Extension Agreement (the “Agreement”) with Visionary Investments, LLC (“Visionary”) to convert various unsecured promissory notes held by Visionary (the “Notes”) into a 10% Senior Secured Convertible Debenture (the “Debenture”).  The sole member of Visionary is Ronald Zamber, a director and major stockholder of the Company.

The Notes have a total principal amount of $497,000.00 and have accumulated interest in the amount of $55,275.00.  Upon the consummation of the transaction, the Notes and all accumulated interest will be cancelled and the Company will issue the Debenture to Visionary with a total face value of $552,275.00.  The Debenture will bear interest at the rate of 10% per year payable at maturity.  The maturity date of the Debenture is September 30, 2013, but may be extended at the sole discretion of the Company to December 31, 2013.  The Debenture is immediately convertible by the holder into shares of the Company’s common stock at a conversion price of $0.005 per share, subject to customary adjustments for stock splits, stock dividends, recapitalizations and the like.  The Company has the right to force conversion of the Debenture if, among other things, the closing sales price of the Company’s common stock is equal to or exceeds $0.025 for twenty (20) consecutive trading days.  The total number of shares of common stock issuable upon conversion of the Debenture is 110,455,000.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in this report by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

                The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

The issuance of the Debenture and any shares of the Company’s common stock issuable upon conversion of the Debenture will be made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, including Rule 506 thereunder (as all of the members of Visionary are “accredited investors” under Rule 506 and the issuance will be made without any form of general solicitation with full access to any information requested by Visionary and its members).

Item 9.01	Financial Statements and Exhibits.

                (d)           Exhibits.

                                Exhibit No.             Description

99.1                         Loan Extension Agreement by and among Victory Energy Corporation and Visionary Investments, LLC dated December 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VICTORY ENERGY CORPORATION

Dated: February 2, 2011	By:	/s/ ROBERT J. MIRANDA
Robert Miranda
Interim Chief Executive Officer

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